Filed pursuant to Rule 497(a)(1)

File No. 333-133669

Rule 482 ad

MCG Capital Corporation Announces Public Offering of Common Stock

ARLINGTON, VA – April 25, 2007 – MCG Capital Corporation (Nasdaq: MCGC) today announced that it sold a total of 3,000,000 shares of common stock. The public offering price was $18.15 per share. Proceeds to MCG Capital, net of underwriting discounts and commissions and offering expenses were approximately $53.4 million. MCG Capital has granted Jefferies & Company, Inc. an option through April 30, 2007 to purchase up to an additional 450,000 shares of its common stock to cover over-allotments, if any. The offering is subject to customary closing conditions, and the shares are expected to be delivered on April 27, 2007. The shares were issued from MCG Capital’s shelf registration statement on file with the Securities and Exchange Commission.

The net proceeds to MCG Capital from the sale of shares in the offering are intended to reduce borrowings under its credit facilities, to originate investments in primarily middle market, growth oriented private companies and for general corporate purposes.

Jefferies & Company, Inc. acted as the sole book-running manager of this offering.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in this offering, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of MCG Capital before investing. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained when available from Jefferies & Company, Inc., 520 Madison Avenue, 12th Floor, New York, NY 10022.

About MCG Capital Corporation

MCG Capital Corporation is a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. Our investment objective is to achieve current income and capital gains. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital.

Forward-looking Statements

This press release contains forward-looking statements (i.e., statements that are not historical fact) describing future plans and objectives of MCG Capital Corporation, such as our expectation to deploy capital into new investments. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors we identify from time to time in our filings with the Securities and

MCG Capital Corporation

Press Release

April 25, 2007

Exchange Commission, including our Form 10-Ks, Form 10-Qs and Form 8-Ks. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this press release should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this press release. We undertake no obligation to update such statements to reflect subsequent events.

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